UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2008

THERAGENICS CORPORATION®
(Exact name of registrant as specified in charter)

Delaware	000-15443	58-1528626
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5203 Bristol Industrial Way
Buford, Georgia 30518
(Address of principal executive offices / Zip Code)

(770) 271-0233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

This Current Report on Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Theragenics Corporation on July 31, 2008 (the “Original Form 8-K”) to provide the historical and pro forma financial information required pursuant to Item 9.01 of Form 8-K. All other items of the Original Form 8-K are unchanged and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements and the unaudited interim financial statements of NeedleTech Products, Inc. required to be filed pursuant to Item 9.01(a) of Form 8-K are included as Exhibit 99.1 and Exhibit 99.2, respectively, of this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information.

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is included as Exhibit 99.3 of this Current Report on Form 8-K/A.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Dixon Hughes PLLC

99.1	Audited financial statements of NeedleTech Products, Inc. as of and for the years ended December 31, 2007 and 2006

99.2	Unaudited condensed consolidated financial statements of NeedleTech Products, Inc. as of June 30, 2008 and December 31, 2007 and for the three and six month periods ended June 30, 2008 and 2007

99.3	Unaudited pro forma condensed consolidated financial data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/S/ M. Christine Jacobs
M. Christine Jacobs
Chief Executive Officer

Date: October 10, 2008

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